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EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Voyager One, Inc. on Form S-8 of our report dated October 9, 2003, appearing in the Annual Report on Form 10-KSB of Voyager One, Inc. for the year ended December 31, 2002.

                                                         /s/ HASKELL & WHITE LLP

Irvine, California
December 10, 2003